                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         Agreement is made as of this 7th day of August, 1998 among STARMET CORPORATION, a Massachusetts corporation (f/k/a Nuclear Metals, Inc.) ("StarMet"), STARMET POWDERS, LLC, a Delaware limited liability corporation ("Powders"), STARMET AEROCAST, LLC, a Delaware limited liability corporation ("AeroCast"), STARMET COMMERCIAL CASTINGS, LLC, a Delaware limited liability corporation ("ComCast"), STARMET NMI CORPORATION, a Massachusetts corporation ("NMI"), STARMET CMI CORPORATION, a Delaware corporation (f/k/a Carolina Metals, Inc.) ("CMI"), STARMET HOLDINGS CORPORATION, a Massachusetts corporation ("Holdings"), NMI FOREIGN SALES CORPORATION, a U.S. Virgin Island corporation ("FSC", and together with StarMet, Powders, AeroCast, ComCast, NMI, CMI and Holdings, (the "Borrowers") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts chartered trust company ("Bank").

         WHEREAS, the Borrowers and the Bank are parties to an Amended and Restated Credit Agreement dated as of October 1, 1997 (as amended, the "Credit Agreement"); and

         WHEREAS, the parties have agreed to certain modifications;

         NOW, THEREFORE, the parties agree as follows:

         1. Section 1.01. The Credit. Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "$9,550,000" in the third line and "$9,550,000" in the last line and replacing both references with "$11,050,000".

         2. Section 1.02(a). Amount. Section 1.02(a) of the Credit Agreement is hereby amended by deleting the provision at the end of Section 1.02(a) and substituting therefor the following:

         "provided that the aggregate of all Advances outstanding at any time less the maximum aggregate liability of the Borrowers under any outstanding letters of credit issued prior to the date hereof or pursuant to this Credit Agreement shall not exceed (i) $11,050,000 through September 30, 1998, (ii) $8,050,000 from October 1, 1998 through December 31, 1998, and (iii) $6,550,000 on January 1, 1999 and thereafter (such amount as in effect from time to time may be referred to as the "Maximum Credit")."

         3. Section 1.02(b). Revolving Credit Agreement. Section 1.02(b) of the Credit Agreement is hereby amended by adding the following at the end:

         "As provided in Section 1.02(a), the Maximum Credit shall reduce from $11,050,000 to $8,050,000 on October 1, 1998, and from $8,050,000 to
         $6,550,000 on January 1, 1999, and any amount in excess of the Maximum Credit as so reduced shall be paid on or before such dates".

         4. Section 1.02(c). The Revolving Credit Note. Section 1.02(c) of the Credit Agreement is hereby amended by deleting the first sentence in Section 1.02(c) in its entirety and substituting therefor the following:

         "Amounts owed to Bank with respect to Advances made by Bank shall be evidenced by Bank's books and records and may, at the request of the Bank, be further evidenced by one or more revolving credit notes (collectively, the "Revolving Credit Note"). As of the date of this Fourth Amendment, the Advances are evidenced by an Amended and Restated Revolving Credit Note dated as of the date of this Fourth Amendment in the principal amount of $11,050,000, which replaces and supersedes all prior revolving credit notes issued under this Credit Agreement (the "Restated Note"). Any repayments of principal shall be applied to the Revolving Credit Note in such order as the Bank in its discretion shall determine.

         5. Section 4.21. Tangible Capital Base. Section 4.21 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "The Tangible Capital Base of the Borrowers on a consolidated basis shall be not less than $22,500,000 as of September 30, 1998, and $22,500,000 plus an increase equal to the aggregate of 75% of the Borrowers' Net Income for each fiscal quarter after September 30, 1998, in which the Borrowers have positive net income (with no reduction for fiscal quarters in which the Borrowers incur a loss) determined as of the end of each fiscal quarter commencing December 31, 1998."

         6. Section 4.22. Net Income. The first sentence of Section 4.22 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "The Net Income of the Borrowers for the periods set forth below shall be not less than the amounts set forth opposite such periods:


         Period                                               Net Income
         ------                                               ----------
         Quarter ending September 30, 1998                     ($500,000)

         Quarter ending December 31, 1998
         and thereafter                                         $750,000."



         7. Fees. The Borrowers shall pay a closing fee of $50,000 and shall also pay to the Bank past due performance fees of $100,000 upon execution of this Fourth Amendment, provided that payment of the $100,000 in past due performance fees shall be deferred until October 1, 1998, and provided further that payment of such $100,000 in performance fees shall be forever waived if (but only if) on October 1, 1998, the Borrower is in compliance with all of its covenants and agreements with the Bank.

         8. Effectiveness. This Fourth Amendment to Credit Agreement shall become effective upon (a) execution of this Fourth Amendment by the Borrowers and the Bank, (b) execution by the Borrowers of the Restated Note substantially in the form of Exhibit A attached hereto, (c) receipt by the Bank of evidence satisfactory to the Bank that the Borrowers are authorized to execute this Fourth Amendment and the Restated Note.

         9. Miscellaneous.

                  (a) The Borrowers hereby confirm to the Bank that the representations and warranties of the Borrowers set forth in Article II of the Credit Agreement are true and correct as of the date hereof, as if set forth herein in full.

                  (b) There is no Event of Default, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default under the Credit Agreement except as amended or waived in this Fourth Amendment.

                  (c) Except as set forth above and in the First Amendment dated as of December 19, 1997, in the Second Amendment dated as of December 29, 1997, and in the Third Amendment dated as of June 11, 1998, the Credit Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Credit Agreement under seal as of the date first above written.

                                       STARMET CORPORATION


                                       By:/s/ James M. Spiezio
                                          -----------------------------
                                             Name:  James M. Spiezio
                                             Title: VP Finance


                                       STARMET POWDERS, LLC


                                       By:/s/ James M. Spiezio
                                          -----------------------------
                                             Name:  James M. Spiezio
                                             Title: Treasurer


                                       STARMET AEROCAST, LLC


                                       By:/s/ James M. Spiezio
                                          -----------------------------
                                             Name:  James M. Spiezio
                                             Title: Treasurer

                                       STARMET COMMERCIAL CASTINGS, LLC


                                       By:/s/ James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer

                        Signatures continued on next page

                                       STARMET NMI CORPORATION


                                       By:/s/ James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                                       STARMET CMI CORPORATION


                                       By:/s/ James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                                       STARMET HOLDINGS CORPORATION


                                       By:/s/ James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                                       NMI FOREIGN SALES CORPORATION


                                       By:/s/ James M. Spiezio
                                          -----------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                                       STATE STREET BANK AND
                                       TRUST COMPANY


                                       By:/s/ William R. Dewey
                                          -----------------------------
                                          Name:  William R. Dewey, IV
                                          Title: Vice President

                                    EXHIBIT A

                              AMENDED AND RESTATED

                              REVOLVING CREDIT NOTE


$11,050,000                                                      August 7, 1998


         FOR VALUE RECEIVED, the undersigned, STARMET CORPORATION, STARMET POWDERS, LLC, STARMET AEROCAST, LLC, STARMET COMMERCIAL CASTINGS, LLC, STARMET NMI CORPORATION, STARMET CMI CORPORATION, STARMET HOLDINGS CORPORATION, NMI FOREIGN SALES CORPORATION (the "Borrowers"), hereby jointly and severally, promise to pay to the order of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("Bank"), in lawful money of the United States of America in immediately available funds at its office at 225 Franklin Street, Boston, Massachusetts 02110 the principal sum of ELEVEN MILLION FIFTY THOUSAND DOLLARS ($11,050,000) or such lesser sum as may from time to time be outstanding under the terms of the Credit Agreement between the Borrowers and Bank of even date herewith, as amended, modified, supplemented and/or restated from time to time (the "Credit Agreement").

         The Borrowers promise to pay interest on the unpaid principal balance at the rates and at the times provided in the Credit Agreement. This Note may be prepaid only in accordance with the terms of the Credit Agreement.

         The principal balance of this Note shall be reduced as provided in the Credit Agreement and the remaining balance shall become due and payable on February 28, 1999, and earlier upon the occurrence of an Event of Default (as defined in the Credit Agreement). This Note replaces and supersedes all prior revolving credit notes issued pursuant to the Credit Agreement. The Borrowers agree to pay all reasonable legal fees and other costs of collection of this Note.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right, nor shall any waiver on one occasion be deemed to be an amendment or waiver of any such right with respect to any future occasion. The Borrowers hereby waive presentment, demand, protest and notice of every kind and assents to any one or more indulgences, to any substitution, exchange or release of collateral (if at any time there be available collateral to the holder of this Note) and to the addition or release of any other party or persons primarily or secondarily liable.

         This Note shall be governed and construed under the laws of the Commonwealth of Massachusetts and shall be deemed to be under seal.


                                      STARMET CORPORATION

WITNESS:

-------------------------------
                                      By:
                                          ------------------------------
                                         Name:  James M. Spiezio
                                         Title: VP Finance


                                      STARMET POWDERS, LLC

WITNESS:

-------------------------------
                                      By:
                                          ------------------------------
                                         Name:  James M. Spiezio
                                         Title: Treasurer


                                       STARMET AEROCAST, LLC

WITNESS:

-------------------------------
                                       By:
                                          ------------------------------
                                           Name:  James M. Spiezio
                                           Title: Treasurer


                                       STARMET COMMERCIAL CASTINGS, LLC

WITNESS:

-------------------------------
                                       By:
                                          ------------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer

                        Signatures continued on next page

                                                     STARMET NMI CORPORATION

WITNESS:

-------------------------------
                                       By:
                                          ------------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                                       STARMET CMI CORPORATION

WITNESS:

-------------------------------
                                       By:
                                          ------------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                                       STARMET HOLDINGS CORPORATION

WITNESS:

-------------------------------
                                       By:
                                          ------------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer


                                       NMI FOREIGN SALES CORPORATION

WITNESS:

-------------------------------
                                       By:
                                          ------------------------------
                                          Name:  James M. Spiezio
                                          Title: Treasurer